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                         HARTFORD LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                                David A. Carlson
                                Michael L. Kalen
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 John C. Walters
                               Lizabeth H. Zlatkus
                              David M. Znamierowski

do hereby jointly and severally authorize Marianne O'Doherty, Richard J. Wirth, Christopher M. Grinnell, John F. Kennedy, W. Michael Stobart, Sarah Patterson and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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By: /s/ David A. Carlson                                          Dated as of December 20, 2004
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David A. Carlson

By: /s/ Michael L. Kalen                                          Dated as of December 20, 2004
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Michael L. Kalen

By: /s/ Thomas M. Marra                                           Dated as of December 20, 2004
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Thomas M. Marra

By: /s/ Ernest M. McNeill, Jr.                                    Dated as of December 20, 2004
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Ernest M. McNeill, Jr.

By:  /s/ John C. Walters                                          Dated as of December 20, 2004
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John C. Walters

By: /s/ Lizabeth H. Zlatkus                                       Dated as of December 20, 2004
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Lizabeth H. Zlatkus

By: /s/ David M. Znamierowski                                     Dated as of December 20, 2004
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David M. Znamierowski
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